UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2024

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GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Montana	000-18911	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop	Kalispell,	Montana	59901
(Address of principal executive offices)			(Zip Code)

(406)	756-4200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBCI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On February 12, 2024, Glacier Bancorp, Inc. (“GBCI”)’s wholly owned subsidiary, Glacier Bank, entered into a Purchase and Assumption Agreement (the “Purchase Agreement”) with HTLF Bank (“HTLF”), a wholly owned subsidiary of Heartland Financial USA, Inc., to acquire six Montana branch locations of HTLF (the “Branches”) including the deposits, loans, owned real estate and fixed and other assets associated with the Branches.

The six branches Glacier Bank will acquire are:

•2615 King Ave. W, Billings, MT
•2929 3rd Ave. N, Billings, MT
•2901 W Main St., Bozeman, MT
•115 E First Ave, Plentywood, MT
•220 Main St., Stevensville, MT
•101 E Legion St., Whitehall, MT

Upon closing of the transaction, Glacier Bank intends that the Branches will join Glacier Bank divisions operating in Montana.

Consummation of the transaction is subject to required regulatory approvals and other customary conditions of closing. It is currently anticipated that the closing of the transaction will take place in the third quarter of 2024.

Glacier Bank was advised in the transaction by D.A. Davidson & Co. as financial advisor and Miller Nash LLP as legal counsel.

Forward-Looking Statements

This current report on Form 8-K and its Exhibits contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “estimate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing of the transaction and the potential benefits of the purchase and assumption transaction involving Glacier Bank and the Branches, including future financial and operating results, Glacier Bank’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those expected or projected, including but not limited to the following: risks that the transaction will not close when expected or at all because required regulatory or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in deposit levels at the Branches prior to closing, losses of customers or key employees following announcement of the transaction, general economic and market conditions, regulatory considerations, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Glacier Bank and the Branches operate; uncertainties regarding the ability of Glacier Bank to promptly and effectively integrate the assets and deposit liabilities of the Branches; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of Glacier Bank’s and the Branches’ respective customers, employees, and counterparties; and risks relating to the diversion of management time on transaction-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. GBCI undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in GBCI’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 12, 2024	GLACIER BANCORP, INC.

/s/ Randall M. Chesler
		By:	Randall M. Chesler
President and Chief Executive Officer